UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2025

SIGYN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55575	84-4210559
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2468 Historic Decatur Road
Suite 140
San Diego, California	92106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 619.353.0800

Prior address and phone number:

(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, our Chief Financial Officer, Mr. Gerald DeCiccio provided us a notice of retirement, effective immediately. In Mr. DeCiccio’s notice of retirement, Mr. DeCiccio indicated his retirement was not the result of any disagreements with us. We provided Mr. DeCiccio with a copy of this disclosure in Item 5.02, and Mr. DeCiccio informed us he agrees with the statements made by us in this Item 5.02.

As a result of Mr. DeCiccio’s retirement, Mr. James Joyce, our Chief Executive Officer, will serve as our interim Chief Financial Officer.

Subsequently, we entered into a Consulting Agreement with Mr. DeCiccio, to provide financial support services similar to what he provided to the Company prior to his appointment as the Company’s CFO.

Item 7.01 Regulation FD Disclosure.

On March 5, 2025, we released a letter authored by our CEO entitled “Combating the Rising Threat of a New Pandemic.” The letter included information regarding the emergence of new viral pathogens that are infectious to humans and reviewed our potential clinical and business opportunities to advance Sigyn Therapy as a candidate countermeasure to treat these emerging viral threats. A copy of the letter is attached hereto as Exhibit 99.1.

On February 26, 2025, our CEO participated in a Fireside Chat with a Zacks Healthcare Analyst, which can be viewed here: https://www.youtube.com/watch?v=KHSzDEh8HMU

On February 19, 2025, we released an investor presentation (the “Investor Presentation”) which includes information regarding our business, and operations that our management intends to use from time to time in investor communications and conferences. A copy the Investor Presentation is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
99.1	Letter from CEO re “Combating the Rising Threat of a New Pandemic”
99.2	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGYN THERAPEUTICS, INC.

Date: March 6, 2025	By:	/s/ James A. Joyce
James A. Joyce, Chairman and CEO